DFA Investment Dimensions Group Inc.
Dimensional Investment Group Inc.
Dimensional ETF Trust

SUPPLEMENT TO THE CURRENTLY EFFECTIVE
STATEMENTS OF ADDITIONAL INFORMATION

The purpose of this Supplement to the currently effective Statements of Additional Information (“SAIs”) of each series of DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., and Dimensional ETF Trust (each, a “Fund”) is to incorporate changes to the Board of Directors or Board of Trustees of each Fund. Accordingly, effective January 1, 2024, the SAIs are revised as follows. Capitalized terms not otherwise defined in this supplement have the meanings assigned to them in the SAIs.

I.	George M. Constantinides has retired as a disinterested Director/Trustee of each Fund. Therefore, all references to Mr. Constantinides are removed from the SAIs.

II.
The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, and Ingrid M. Werner. Therefore, the description of the membership of such Committee under the heading “Directors and Officers - Directors” or “Trustees and Officers - Trustees” is updated accordingly.

The date of this Supplement is December 29, 2023